UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Chesapeake Energy Corporation is filing a registration statement on Form S-3 today which incorporates by reference the contents of this Current Report on Form 8-K. The securities covered by the registration statement will be senior notes of Chesapeake guaranteed by certain of its wholly owned subsidiaries. Pursuant to Rule 3-10 of Regulation S-X, Chesapeake must disclose certain financial information regarding the guarantor subsidiaries in connection with the registration of the senior notes. This report is being filed to add Note 12 to Chesapeake’s unaudited consolidated interim financial statements included in Part I, Item 1 of its quarterly report on Form 10-Q for the quarter ended September 30, 2008. This item, with the addition of Note 12, is included in its entirety as Exhibit 99.1.

This Current Report on Form 8-K should be read in conjunction with Chesapeake’s annual report on Form 10-K for the year ended December 31, 2007, its quarterly report on Form 10-Q for the quarter ended September 30, 2008 and its other filings with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description

99.1	Part I, Item 1, Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 – Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date: January 27, 2009

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Part I, Item 1, Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 – Condensed Consolidated Financial Statements

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